                                    GMO TRUST

          AMENDED AND RESTATED SUPPLEMENT DATED AUGUST 17, 2001 TO THE
                    GMO TRUST PROSPECTUS DATED JUNE 30, 2001



GMO EMERGING MARKETS FUND AND GMO EVOLVING COUNTRIES FUND ONLY:

         Effective immediately, the purchase premium in effect on cash purchases of shares of these Funds is reduced from 1.60% to 1.20% (as a percentage of the amount invested). These purchase premiums remain subject to any applicable waivers or reductions described in note 1 under "Notes to Fees and Expenses".


GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND ONLY:

         The correct Average Annual Total Return for the Fund's Benchmark (75% S&P 500; 25% MSCI AC World ex-U.S.) for the one year period ended December 31, 2000, as presented in the table on page 35, is (10.52%). The information in the table for the Fund is correct as presented.



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                                    GMO TRUST

                                 CLASS M SHARES

                     SUPPLEMENT DATED AUGUST 17, 2001 TO THE
             GMO TRUST CLASS M SHARES PROSPECTUS DATED JUNE 30, 2001



GMO EMERGING MARKETS FUND AND GMO EVOLVING COUNTRIES FUND ONLY:

         Effective immediately, the purchase premium in effect on cash purchases of shares of these Funds is reduced from 1.60% to 1.20% (as a percentage of the amount invested). These purchase premiums remain subject to any applicable waivers or reductions described in note 1 under "Notes to Fees and Expenses".